EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 29, 1998, included in Avnet, Inc.'s Annual Report on Form 10-K for the year ended June 26, 1998, and to all references to our firm included in this Registration Statement.


                                             ARTHUR ANDERSEN LLP




Phoenix, Arizona
August 4, 1999

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